UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 11, 2007
Safeguard Scientifics, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-5620 (Commission File Number)	23-1609753 (IRS Employer Identification No.)

435 Devon Park Drive, Building 800, Wayne, PA (Address of Principal Executive Offices)	19087 (Zip Code)

Registrant’s telephone number, including area code	610-293-0600
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 11, 2007, Raymond J. Land commenced employment as Senior Vice President and Chief Financial Officer of Safeguard Scientifics, Inc. (“Registrant”) under the terms of an agreement between Mr. Land and the Registrant dated May 24, 2007 (“Agreement”). The Agreement and the Registrant’s press release announcing Mr. Land’s appointment are attached as Exhibits 99.1 and 99.2, respectively to this Current Report on Form 8-K and incorporated herein by reference. The material terms of Mr. Land’s employment agreement with the Registrant, including without limitation his base salary, annual incentive, stock option incentives, termination and severance, are set forth in the document entitled Summary of Compensation Terms — Raymond J. Land, which is filed with this Current Report on Form 8-K as Exhibit 99.3.
Mr. Land, age 62, brings to his role over 15 years experience as a public company chief financial officer in life sciences related businesses and more than 30 years experience in financial and general management positions. From 2006 through May 2007, Mr. Land served as Executive Vice President and Chief Financial Officer of Medcenter Solutions, Inc., a global pharmaceutical marketing company specializing in online solutions for physicians, patients and sales representatives. Mr. Land served as Senior Vice President and Chief Financial Officer from 2005 to 2006 of Orchid Cellmark, Inc., a publicly traded DNA profiling company. From 1997 to 2005, Mr. Land served as Senior Vice President and Chief Financial Officer of Genencor International, Inc., a biotechnology company. During his tenure with Genencor, Mr. Land led the reconstruction of the finance function in preparation for Genencor’s initial public offering in 2000 and helped orchestrate the sale of the company in 2005. From 1991 to 1996, Mr. Land served as Senior Vice President, Chief Financial Officer of West Pharmaceutical Services, Inc., a publicly traded global manufacturer of packing and drug delivery products. His prior experience also includes multiple financial and managerial roles at Campbell Soup Company from 1981 to 1990 and audit manager at Coopers & Lybrand (now PricewaterhouseCoopers) from 1972 to 1981. Mr. Land is a director of Anika Therapeutics, Inc., a publicly traded manufacturer of therapeutic devices.
In accordance with the terms of his consulting agreement dated December 15, 2006, Stephen Zarrilli’s service as the Registrant’s Acting Senior Vice President and Acting Chief Administrative and Chief Financial Officer ended on June 11, 2007.
ITEM 9.01. Financial Statements and Exhibits
(c)	Exhibits.
99.1	Agreement by and between Safeguard Scientifics, Inc. and Raymond J. Land dated May 24, 2007

99.2	Press release dated June 11, 2007

99.3	Summary of Compensation Terms — Raymond J. Land
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.
Dated: June 11, 2007	By:	STEVEN J. FEDER
Steven J. Feder
Senior Vice President and General Counsel